UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 23, 2004

MICRO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-06253	33-0569235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Goodyear, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 837-3700

Item 7. –Exhibits

(c)	Exhibits.

Exhibit Number	Description
99.1	Press Release dated July 23, 2004.

99.2	Transcript of Conference Call held July 23, 2004.

Item 12. Results of Operations and Financial Condition.

On July 23, 2004, Micro Therapeutics, Inc. issued a press release to report its financial results for the quarter ended July 4, 2004. The press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

On July 23, 2004, Micro Therapeutics, Inc. held a conference call with analysts and investors, the transcript of which is furnished as Exhibit 99.2 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRO THERAPEUTICS, INC.

July 28, 2004	/s/ Harold A. Hurwitz
Harold A. Hurwitz
Assistant Secretary and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 23, 2004.

99.2	Transcript of Conference Call held July 23, 2004.